Schedule 14A Information

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
(Amendment No. _)

Filed by the Registrant                                   [X]

Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement                   [  ] Confidential, for Use of the Commission

[ ] Definitive Proxy Statement                         Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Additional Materials

[ ] Soliciting Material under Section 240.14a-12

FRANKLIN MUTUAL SERIES FUNDS

(Name of Registrant as Specified in its Charter)

Name of Person(s) Filing Proxy Statement, other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

Proxy Notice - Please Vote

Dear First Name Last Name,

As a shareholder of Franklin Mutual International Fund, we mailed to you important proxy voting material requesting your vote on an important proposal. According to our records, we have not received your proxy vote.

If the Fund does not receive sufficient votes to pass the proposal as detailed in the proxy materials previously mailed to you, we may occasionally call shareholders to encourage them to vote. We’d like to avoid that step, and we think you’d appreciate not getting calls on this matter, too.

By casting your proxy vote now, you not only ensure your shares are represented, we won’t contact you further relating to this issue.

Shareholders will vote on the proposal at the Special Meeting of Shareholders to be held on November 22, 2019. Detailed information about the Special Meeting of Shareholders and the proposal can be found in the proxy statement, or online at: https://www.proxyonline.com/docs/MutualInternationalFund.

If you have any questions about this proposal, you may contact your financial advisor or AST Fund Solutions at (800) 431-9645.

HOW TO VOTE:

Because electronic Proxy Materials do not include a proxy card that you can mail in, you will need to cast your vote through the Internet or by touchtone telephone using the CONTROL NUMBER below.

• To vote with a live agent or for questions, call (800) 431-9645.

• To vote through the Internet, sign in to your online account and follow the on-screen instructions.

• To vote by touchtone telephone, call 888-227-9349, and follow the recorded instructions.

CONTROL NUMBER: 123456789101

ADDITIONAL INFORMATION:

To access the electronic Proxy Materials, you may need Adobe Acrobat Reader software. This software is available for download at no cost at http://www.adobe.com Downloading time may be slow. To request a paper copy of Proxy Materials relating to this proxy, please call (800) 431-9645. There is no charge to you for requesting a paper copy. Please make your request for a copy on or before November 15, 2019 to facilitate timely delivery of the materials.

Prospectus.

Thank you for choosing eDelivery. We look forward to serving your investment needs in years to come.

Best regards,

Franklin Templeton Investor Services, LLC

Visit franklintempleton.com to access account information, fund performance, market commentary and more.
Ian McCoy
Senior Vice President

You may contact us with any questions by email or call us at (800) 632-2301.

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© Copyright 1999-2015. Franklin Templeton Investments. All rights reserved.

Franklin Templeton One Franklin Parkway San Mateo, CA 94403-1906 tel (800) 632-2301 franklintempleton.com

October 25, 2019

Dear Valued Shareholder:

As a shareholder of Franklin Mutual International Fund, we mailed to you important proxy voting material requesting your vote on an important proposal. According to our records, we have not received your proxy vote.

If the Fund does not receive sufficient votes to pass the proposal as detailed in the proxy materials previously mailed to you, we may occasionally call shareholders to encourage them to vote. We’d like to avoid that step, and we think you’d appreciate not getting calls on this matter, too.

Voting is easy and fast.

You can vote your proxy using one of the options below:

•	Online: Visit the website indicated on the proxy card
•	Phone: Call (800) 431-9645. You can speak to a live operator if you need assistance
•	Mail: Sign, date and return the enclosed proxy card in the postage-paid envelope provided.

By casting your proxy vote now, you not only ensure your shares are represented, we won’t contact you further relating to this issue.

Shareholders will vote on the proposal at the Special Meeting of Shareholders to be held on November 22, 2019. Detailed information about the Special Meeting of Shareholders and the proposal can be found in the proxy statement, or online at: https://www.proxyonline.com/docs/MutualInternationalFund.

If you have any questions about this proposal, you may contact your financial advisor or AST Fund Solutions at (800) 431-9645.

Sincerely,

Lori A. Weber

Vice President and Assistant Secretary

Franklin Mutual International Fund

Enclosure

Not FDIC Insured | May Lose Value | No Bank Guarantee

FRANKLIN TEMPLETON

IMPORTANT NOTICE
YOUR RESPONSE IS NEEDED

November 8, 2019

To our shareholders:

The Board of Trustees of Franklin Mutual Series Funds (the "Trust"), on behalf of the Franklin Mutual International Fund (the "International Fund"), is requesting that shareholders voice their opinion on the matter to be voted on at the next Special Meeting of Shareholders scheduled for November 22, 2019. Shareholders are given the opportunity to vote to approve or disapprove a Plan of Reorganization that provides for: (1) the acquisition of substantially all of the assets of the International Fund by the Franklin Mutual Global Discovery Fund (the "Global Discovery Fund"), (2) the distribution of such shares to the shareholders of the International Fund, and (3) the complete liquidation and dissolution of the International Fund, ***so the opportunity to voice your opinion on the proposal outlined on the attached proxy card is now***.

PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE

Information regarding the Special Meeting and the proposal can be found in the proxy statement. For your convenience, the Special Meeting Proxy Materials are also located at https://www.proxyonline.com/docs/MutualInternationalFund. **For assistance in voting your shares please call 1 (800) 431-9645.**

Are there significant differences between the management of the International Fund and the Global Discovery Fund?

No. Both Funds have a similar investment goal, are managed by the same investment manager and have a common portfolio manager, and both focus on undervalued foreign securities in considering investments for their portfolios.

What effect will a reorganization have on the International Fund shareholders?

Immediately after the closing of the reorganization, you will receive a number of shares of beneficial interest of the Global Discovery Fund equal in value to the value of your shares of the International Fund held immediately prior to the reorganization.

Why has the Board recommended this reorganization?

Management recommended and the Board of the Trust approved the transaction because of the similar investment goals, principal investment strategies and risks of the Funds.

The Global Discovery Fund has better long-term total return investment performance. As of July 31, 2019, the Global Discovery Fund had a significantly larger asset base (approximately $15.6 billion) than the International Fund (approximately $128.7 million).

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at the website indicated on the enclosed proxy card

3. By **PHONE** with a live operator when you call toll-free 1 (800) 431-9645 Monday through Friday 9 a.m. to 10 p.m. Eastern Time

R2-R93902-13772-RN

Franklin Templeton One Franklin Parkway San Mateo, CA 94403-1906 tel (800) 632-2301 franklintempleton.com

October 25, 2019

Dear Valued Shareholder:

As a shareholder of Franklin Mutual International Fund, we mailed to you important proxy voting material requesting your vote on an important proposal. According to our records, we have not received your proxy vote.

If the Fund does not receive sufficient votes to pass the proposal as detailed in the proxy materials previously mailed to you, we may occasionally call shareholders to encourage them to vote. We’d like to avoid that step, and we think you’d appreciate not getting calls on this matter, too.

Voting is easy and fast.

You can vote your proxy using one of the options below:

•	Online: Visit the website indicated on the proxy card
•	Phone: Call (800) 431-9645 Extension 12. You can speak to a live operator if you need assistance
•	Mail: Sign, date and return the enclosed proxy card in the postage-paid envelope provided.

By casting your proxy vote now, you not only ensure your shares are represented, we won’t contact you further relating to this issue.

Shareholders will vote on the proposal at the Special Meeting of Shareholders to be held on November 22, 2019. Detailed information about the Special Meeting of Shareholders and the proposal can be found in the proxy statement, or online at: https://www.proxyonline.com/docs/MutualInternationalFund.

If you have any questions about this proposal, you may contact your financial advisor or AST Fund Solutions at (800) 431-9645 Extension 12.

Sincerely,

Lori A. Weber

Vice President and Assistant Secretary

Franklin Mutual International Fund

Enclosure

Not FDIC Insured | May Lose Value | No Bank Guarantee

IMPORTANT NOTICE
YOUR RESPONSE IS NEEDED

November 8, 2019

To our shareholders:

The Board of Trustees of Franklin Mutual Series Funds (the "Trust"), on behalf of the Franklin Mutual International Fund (the "International Fund"), is requesting that shareholders voice their opinion on the matter to be voted on at the next Special Meeting of Shareholders scheduled for November 22, 2019. Shareholders are given the opportunity to vote to approve or disapprove a Plan of Reorganization that provides for: (1) the acquisition of substantially all of the assets of the International Fund by the Franklin Mutual Global Discovery Fund (the "Global Discovery Fund"), (2) the distribution of such shares to the shareholders of the International Fund, and (3) the complete liquidation and dissolution of the International Fund, ***so the opportunity to voice your opinion on the proposal outlined on the attached proxy card is now***.

PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE

Information regarding the Special Meeting and the proposal can be found in the proxy statement. For your convenience, the Special Meeting Proxy Materials are also located at https://www.proxyonline.com/docs/MutualInternationalFund. **For assistance in voting your shares please call 1 (800) 431-9645 Extension 12.**

Are there significant differences between the management of the International Fund and the Global Discovery Fund?

No. Both Funds have a similar investment goal, are managed by the same investment manager and have a common portfolio manager, and both focus on undervalued foreign securities in considering investments for their portfolios.

What effect will a reorganization have on the International Fund shareholders?

Immediately after the closing of the reorganization, you will receive a number of shares of beneficial interest of the Global Discovery Fund equal in value to the value of your shares of the International Fund held immediately prior to the reorganization.

Why has the Board recommended this reorganization?

Management recommended and the Board of the Trust approved the transaction because of the similar investment goals, principal investment strategies and risks of the Funds.

The Global Discovery Fund has better long-term total return investment performance. As of July 31, 2019, the Global Discovery Fund had a significantly larger asset base (approximately $15.6 billion) than the International Fund (approximately $128.7 million).

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at the website indicated on the enclosed proxy card

3. By **PHONE** with a live operator when you call toll-free 1 (800) 431-9645 Ext. 12 Monday through Friday 9 a.m. to 10 p.m. Eastern Time

R2-R93902-13772-O

FRANKLIN TEMPLETON

Franklin Mutual Series Funds
101 John F. Kennedy Parkway
Short Hills, NJ 07078
tel (800) 342-5236
franklintempleton.com

Shareholder Name
Address 1
Address 2
Address 3

November 18, 2019

IMPORTANT DEADLINE

Subject: FRANKLIN MUTUAL INTERNATIONAL FUND

Dear Valued Shareholder:

As a shareholder of Franklin Mutual International Fund, you are an important part of the decisions made regarding the fund. **We are requesting your prompt response** pertaining to an important operating initiative. **We need to hear from you no later than November 21, 2019.**

It is very important that we speak to you regarding this matter. The call will only take a few minutes of your time and there is no confidential information required.

Please contact our proxy vendor, AST Fund Solutions, toll-free at (800) 431-9645 between 9:00 a.m. and 10:00 p.m. Eastern time Monday through Friday. At the time of the call please reference the number listed below.

Thank you.

Lori A. Weber

Vice President and Assistant Secretary
Franklin Mutual Series Funds, on behalf of Franklin Mutual International Fund

REFERENCE NUMBER: 123456789

13772_E1